March 14, 2001




Dear Fellow Stockholder:

        We cordially invite you to attend the Annual Meeting of Stockholders of National Bankshares, Inc. The meeting will be held at the Best Western Red Lion Inn, at the intersection of Route 460 Bypass and Prices Fork Road, Blacksburg, Virginia, on Tuesday, April 10, 2001, at 3:00 p.m.

        The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of Bankshares.

        YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, we urge you to please sign, date and return the Proxy in the enclosed postage-paid envelope as soon as possible, even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

        Thank you for your interest and investment in National Bankshares, Inc.

                                            Sincerely,

                                            /s/James G. Rakes

                                            James G. Rakes
                                            President and
                                            Chief Executive Officer

                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS





To the Stockholders of National Bankshares, Inc.:

        This is your notice that the 2001 Annual Meeting of Stockholders of National Bankshares, Inc. ("Bankshares") will be held at the Best Western Red Lion Inn at the intersection of Route 460 Bypass and Prices Fork Road, Blacksburg, Virginia, on Tuesday, April 10, 2001, at 3:00 p.m. The Meeting is for the purpose of considering and acting upon:

1.   The election of three Class 2 directors for a term of three years each.

2. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

     NOTE:The Board of Directors is not aware of any other business to come before the Meeting.

        Only stockholders of record at the close of business on March 9, 2001 are entitled to receive notice of and to vote at the Meeting, or at any adjournments of the Meeting.

        Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of the matters proposed to be acted upon at the Meeting.

        To assure that your shares are represented at the meeting, please complete, date, sign and mail promptly the enclosed proxy, for which a return envelope is provided. The proxy will not be used if you attend and vote in person at the meeting. You may revoke your proxy prior to actual voting of the proxy.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/Marilyn B. Buhyoff

                                    Marilyn B. Buhyoff
                                    Secretary
Blacksburg, Virginia
March 14, 2001

                                 PROXY STATEMENT
                                       OF
                            NATIONAL BANKSHARES, INC.
                               101 HUBBARD STREET
                              BLACKSBURG, VA 24060
                                 P.O. BOX 90002
                            BLACKSBURG, VA 24062-9002
                                  540/951-6300
                                 --------------
                         ANNUAL MEETING OF STOCKHOLDERS
                             TUESDAY, APRIL 10, 2001


            This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of National Bankshares, Inc. ("Bankshares" or the "Company") to be used at the 2001 Annual Meeting of Stockholders to be held at the Best Western Red Lion Inn, at the intersection of Route 460 Bypass and Prices Fork Road, Blacksburg, Virginia, at 3:00 p.m., on Tuesday, April 10, 2001, and at any adjournments of the Meeting. The approximate mailing date of the Proxy Statement, the Notice of Annual Meeting and the accompanying Proxy is March 14, 2001.

                              REVOCATION OF PROXIES
                              ---------------------

            Stockholders who execute proxies retain the right to revoke them at any time prior to the actual voting of the proxies. Proxies may be revoked by written notice received prior to the Meeting, by attending the Meeting and voting in person or by submitting a signed proxy with a later date. A written notice revoking a previously executed proxy should be sent to National Bankshares, Inc., P.O. Box 90002, Blacksburg, Virginia 24062-9002, Attention:
James G. Rakes. Unless revoked, the shares represented by properly executed proxies will be voted at the Meeting according to the instructions contained in the proxy. Where no instructions are given, proxies will be voted for the nominees for directors set forth in Proposal No. 1.

            An Annual Report to Stockholders, including the financial statements for the year ended December 31, 2000, is being mailed to you at the same time as this Proxy Statement, but should not be considered proxy solicitation material.

                      VOTING SECURITIES AND STOCK OWNERSHIP
                      -------------------------------------

            As of March 14, 2001, Bankshares had 3,511,877 shares of Common Stock ($2.50 par value) issued and outstanding. Each of the shares is entitled to one vote at the Annual Meeting. Only those stockholders of record at the close of business on March 9, 2001 will be entitled to vote at the Meeting or at any adjournments.

            A majority of votes entitled to be cast on matters to be considered at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for purposes of establishing a quorum. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") which are voted on any matter are included in determining the number of votes present or represented at the Annual Meeting. Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present. If a quorum is established, directors will be elected by a plurality of votes cast by shares entitled to vote at the Annual Meeting. Votes that are withheld and Broker Shares that are not voted on any matter will not be included in determining the number of votes cast.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                  --------------------------------------------

            As of March 9, 2001, no single person or group was known to Bankshares to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company.





               STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
               ---------------------------------------------------

            The following table sets forth, as of March 9, 2001, certain information regarding the beneficial ownership of Bankshares' Common Stock by each director and nominee and each named executive officer and by all directors and executive officers as a group. Unless otherwise noted in the footnotes to the table, the individuals have sole voting and investment power with respect to all outstanding shares of Common Stock shown as beneficially owned by them.


                                  Shares of Common              Percentage
Name of                           Stock Beneficially            Of
Beneficial Owner                  Owned as of March 9, 2001     Class
-------------------------------------------------------------------------------
Charles L. Boatwright                         8,819             *
L. Allen Bowman                              13,999             *
Alonzo A. Crouse                             51,555(1.)         1.47
James A. Deskins, Sr.                         6,693(2.)         *
Paul A. Duncan                               20,091(3.)         *
Cameron L. Forrester                            645             *
William T. Peery                             49,953(4.)         1.42
James G. Rakes                               21,357(5.)         *
Jeffrey R. Stewart                           24,000             *
All current Directors and
Executive Officers as a Group
(12 persons)                                210,551             6.00
-------------------------------------------------------------------------------
* Represents less than 1% of the Company's outstanding Common Stock.

1. Includes 26,750 shares owned by spouse, 355 shares owned by spouse as custodian for grandchildren and 350 shares owned jointly with spouse and grandchildren.
2.   Includes 1,089 shares owned by spouse.
3. Includes 1,253 shares owned by spouse and 1,088 shares owned by spouse as custodian for grandchildren.
4. Includes 399 shares owned by spouse, 10,950 shares owned as fiduciary and 3,630 shares owned in corporate name.
5. Includes 5,600 shares owned jointly with spouse, 8,761 shares owned through National Bankshares, Inc. Employee Stock Ownership Plan and 625 shares in vested options which may be exercised as of March 9, 2001.

            Based upon the written representations of our directors and executive officers that no other reports were required, we believe that all of our directors and executive officers complied with the reporting requirements of
Section 16(a) of the Securities Act of 1934, with the exception of a series of stock purchases of National Bankshares, Inc. Common Stock totaling 8,029 shares made by Mr. Duncan in April, May, July and September, 2000, and a sale of Bankshares Common Stock totaling 800 shares made by Mr. Duncan in December, 2000. These purchases and sales were made by agents for Mr. Duncan and were inadvertently not reported in a timely manner.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS
                     --------------------------------------

            Bankshares' Articles of Incorporation provide that the directors shall be divided into three classes (1, 2 and 3) with each class as nearly equal in number as possible and the term of office of each class ending in successive years. The Articles of Incorporation also provide that the number of directors shall be set by the Bylaws, but shall not be less than nine, nor more than twenty-six. For the purpose of the election of directors at the Annual Meeting, the number of directors set forth in the Bylaws is nine. The current term of office of the Class 2 directors expires at this 2001 Annual Meeting of Stockholders. The terms of Class 3 and Class 1 directors will expire in 2002 and 2003, respectively.

            The current Class 2 directors, Alonzo A. Crouse, James G. Rakes and Jeffrey R. Stewart, have each been nominated by the Board of Directors to serve a three year term to expire at the Annual Meeting of Stockholders in 2004.





            It is the intention of the persons named as proxies, unless instructed otherwise, to vote for the election of the three nominees for Class 2 director. Each nominee has agreed to serve if elected. If any of the nominees shall unexpectedly be unable to serve, the shares represented by all valid proxies will be voted for the remaining nominees and such other person or persons as may be designated by the Board. At this time, the Board knows of no reason why any nominee might be unable to serve.

            The following information is provided with respect to the three nominees to serve as Class 2 director and the six incumbent directors who will be continuing in office following the Annual Meeting. All information is provided as of March 9, 2001. Incumbent director James A. Deskins, Sr. retired and resigned as President of Deskins Supermarket, Inc. on September 12, 1999. On October 13, 1999 Deskins Supermarket, Inc. filed for protection under Federal bankruptcy laws. No director or nominee is related by blood, marriage or adoption to any other director, nominee or executive officer. No director or nominee serves as a director of any company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or is subject to the requirements of Section 15(d) of the Exchange Act, or of any company registered as an investment company under the Investment Company Act of 1940. Each director or nominee currently serves as a director of either or both of the wholly owned subsidiaries of Bankshares, The National Bank of Blacksburg ("NBB") and Bank of Tazewell County ("BTC").

 Name and Age;                 Principal Occupation
 Director of Bankshares Since  (for the past five years unless otherwise noted)
--------------------------------------------------------------------------------
                                    NOMINEES
                                CLASS 2 DIRECTORS
                                -----------------
                       (Serving until 2004 Annual Meeting)
 Alonzo A. Crouse (61)         Executive Vice President, BTC
 1996                          BTC Board Member and Secretary
                               Tazewell, VA
 James G. Rakes (56)           President and CEO of Bankshares and NBB
 1986                          Chairman of the Board of Bankshares
                               NBB and BTC Board Member
                               Blacksburg, VA
 Jeffrey R. Stewart (68)       Educational Consultant; prior thereto Professor
 1986                          of Business Education, Virginia Polytechnic
                               Institute and State University
                               Chairman of the Board of NBB
                               Blacksburg, VA


                         DIRECTORS CONTINUING IN OFFICE
                                CLASS 3 DIRECTORS
                                -----------------
                       (Serving until 2002 Annual Meeting)
 Charles L. Boatwright (75)    Physician, Carilion Family Medicine,
 1986                          Vice Chairman of the Board of Bankshares
                               NBB Board Member
                               Blacksburg, VA
 James A. Deskins, Sr. (69)    Retired; prior thereto President, Deskins
 1999                          Supermarket, Inc.
                               and President, Deskins Dry Goods Company
                               BTC Board Member
                               Tazewell, VA
 William T. Peery (77)         President, Cargo Oil, Inc.
 1996                          Chairman of the Board of BTC
                               Tazewell, VA







                                CLASS 1 DIRECTORS
                                -----------------
                       (Serving Until 2003 Annual Meeting)
 L. Allen Bowman (68)          Retired; prior thereto President,
 1999                          Poly-Scientific Division of Litton Industries
                               Vice Chairman of the Board of NBB
                               Blacksburg, VA
 Paul A. Duncan (70)           Automobile Dealer, President, Holiday Motor Corp.
 1986                          NBB Board Member
                               Blacksburg, VA
 Cameron L. Forrester (52)     President and CEO of BTC; prior thereto
 1999                          Vice President of First Virginia Bank, Clinch
                               Valley (formerly Premier Bank, N.A.)
                               BTC Board Member
                               Tazewell, VA


     The Board of Directors recommends that the stockholders vote for the nominees for Class 2 director.


                          BOARD OF DIRECTORS MEETINGS,
                          ----------------------------
                     COMMITTEES, COMPENSATION AND ATTENDANCE
                     ---------------------------------------

     Board of Directors Meetings
     ---------------------------

     In fiscal year 2000, the Board of Directors of Bankshares held six regular meetings and one special meeting. The Board meets bi-monthly, on the second Wednesday in January, March, May, July, September and November.

     Board Committees
     ----------------

     The Bankshares Board has standing audit and compensation committees, comprised of directors Boatwright, Bowman, Deskins, Duncan, Peery and Stewart. The audit committee met twice and the compensation committee met once in 2000. There is no standing nominating committee.

     Board Compensation
     ------------------

     Members of the Board of Directors of Bankshares are paid a $300 fee for each regular or special Board meeting they attend.

     Dr. Boatwright, Mr. Bowman, Mr. Duncan, Mr. Rakes and Dr. Stewart, Bankshares directors who are also directors of NBB, receive a semi-annual retainer fee of $2,500 for their service on the NBB Board. They receive an NBB Board meeting attendance fee of $500 and they are paid $250 for each committee meeting they attend.

     In 2000 three NBB directors, Dr. Boatwright, Mr. Bowman and Mr. Duncan, received payments from an NBB Board of Directors deferred compensation plan in which they participated from 1985 to 1989. Dr. Boatwright received $3,324, Mr. Bowman was paid $5,822 and Mr. Duncan received $5,231 during fiscal year 2000.

     Mr. Crouse, Mr. Deskins, Mr. Forrester, Mr. Rakes and Mr. Peery, directors of Bankshares who are also members of the Board of Directors of BTC, are paid a semi-annual retainer of $1,000 and they receive a fee of $300 per meeting for their attendance at regular and special BTC Board meetings and committee meetings.

     Board Attendance
     ----------------

     During fiscal year 2000, each incumbent director attended 75% or more of the total number of meetings of the Board of Directors of Bankshares and of the Board committees on which he served.




                             EXECUTIVE COMPENSATION
                             ----------------------

     Bankshares, NBB and BTC are organized in a holding company/subsidiary bank structure. Bankshares has no employees, except for officers, and it conducts substantially all of its operations through the subsidiary banks. All compensation paid to Bankshares' employees is paid by NBB, except for fees paid by Bankshares and BTC to Chairman, President and Chief Executive Officer James
G. Rakes for his service as a director of the Company and of BTC.

     Executive Compensation Summary Table
     ------------------------------------

     The following table sets forth information concerning total compensation earned or paid to the only executive officers of the Company who received total annual salary and bonus in excess of $100,000. These executive officers were James G. Rakes, Chairman, President and Chief Executive Officer of the Company and President and Chief Executive Officer of NBB and F. Brad Denardo, Corporate Officer of the Company and Executive Vice President/Loans of NBB.

                           SUMMARY COMPENSATION TABLE

                                     Annual Compensation     Long-Term
                                                             Compensation
                                                             Number of Stock
 Name and Principal                                          Options               All Other
 Position                    Year   Salary($)1.  Bonus($)2.  (Shares) Granted3.    Compensation($)4.
 ---------------------------------------------------------------------------------------------------

 James G. Rakes              2000      217,900    80,000            6,500                     8,560
 Chairman, President and CEO 1999      204,400    89,650            2,500                    19,700
 of Bankshares               1998      194,200    87,750             ---                     22,500
 President and CEO of NBB

 F. Brad Denardo             2000      100,500     ---              2,000                     5,000
 Corporate Officer of        1999       92,700     ---              1,000                    11,400
 Bankshares                  1998       85,900     ---               ---                     11,400
 Executive Vice
 President/Loans
  of NBB

1. Includes amounts received by Mr. Rakes as directors' fees from Bankshares, NBB and BTC.

2. Discretionary bonuses were paid to Mr. Rakes for performance in 1998, 1999 and 2000. In addition, contributions for Mr. Rakes' benefit were made to the Capital Accumulation Plan (described under "Employment Agreement and Change in Control Agreement" below) as awards for Mr. Rakes' performance in 1998 and 1999. Mr. Rakes is not yet irrevocably entitled to receive all sums held by the Capital Accumulation Plan.

3. Grants of incentive stock options were made to Mr. Rakes and Mr. Denardo under The National Bankshares, Inc. 1999 Stock Option Plan.

4. For 1998, includes amounts contributed on behalf of Mr. Rakes and Mr. Denardo as a matching contribution under The National Bank Retirement Accumulation Plan (now The National Bankshares Retirement Accumulation
     Plan) and a special taxable payment that was made pro-rata to participants in The National Bankshares Employee Stock Ownership Plan in lieu of the 1998 plan year contribution. For 1999, includes amounts contributed on behalf of Mr. Rakes and Mr. Denardo as a matching contribution under the Retirement Accumulation Plan and amounts contributed on their behalf to The National Bankshares, Inc. Employee Stock Ownership Plan. For 2000, includes only matching amounts contributed on behalf of Mr. Rakes and Mr. Denardo to The National Bankshares, Inc. Retirement Accumulation Plan, since the 2000 Company contribution to The National Bankshares Employee Stock Ownership Plan has not yet been allocated among the participants, including Mr. Rakes and Mr. Denardo.

     Each named executive officer received certain perquisites and other personal benefits, the amounts of which are not shown because the aggregate amount of that compensation during the year did not exceed the lesser of $50,000 or 10% of total salary and bonus for the executive officer.


     The following table shows all grants of stock options to Mr. Rakes and Mr. Denardo in 2000:


                                Individual Grants

                                % of Total
                                 Options
                                Granted to   Exercise or              Potential Realizable Value
                    Options    Employees in  Base Price   Expiration   at Assumed Rate of Stock
Name              Granted(#)1. Fiscal Year     ($/SH)        Date       Price Appreciation for
                                                                            Option Term($)
----------------- ----------- ------------- ------------ ----------- ----------------------------

                                                                            5%            10%
James G. Rakes       6,500         52%          18.75      11/07/10       76,647        194,237
F. Brad Denardo      2,000         16%          18.75      11/07/10       23,584        59,765


1. Vesting is as follows: One-fourth by November 8, 2001; one-half by November 8, 2002; three-fourths by November 8, 2003; and 100% by November 8, 2004.

The following table shows certain information with respect to the value and number of unexercised options at December 31, 2000 for Mr. Rakes and Mr. Denardo.


                                              Number of Shares        Value of Unexercised In
                   Number of               Underlying Unexercised      the Money Options at
                     Shares                Options at December 31,       December 31, 2000
                  Acquired on    Value              2000
Name                Exercise   Realized  Exercisable  Unexercisable Exercisable  Unexercisable(1)
----------------- ----------- ---------- ------------- ------------ ------------  -------------
James G. Rakes        ---         ---         625          8,375         ---          ---
F. Brad Denardo       ---         ---         250          2,750         ---          ---


(1) Calculated by subtracting the exercise price from the fair market value of the stock at December 31, 2000.


                             EMPLOYEE BENEFIT PLANS
                             ----------------------

            National Bankshares and its subsidiaries maintain several qualified and non-qualified employee benefit plans for employees. These benefit plans are described below.

            Retirement Plans
            ----------------

            NBB maintains a tax-qualified, noncontributory defined benefit retirement plan for qualified employees called The National Bank of Blacksburg Retirement Income Plan (the "NBB Plan"). The NBB Plan became effective on February 1, 1984, when NBB amended and restated its previous pension plan. This plan covers all officers and employees who have reached age twenty-one and have had one year of eligible service on the January 1 or July 1 enrollment dates. Employee benefits are fully vested after five years of service, with no partial vesting. Retirement benefits at the normal retirement age of sixty-five are calculated at 2 2/3% of the employee's average monthly compensation multiplied by the number of years of service, up to a maximum of twenty-five years. The average monthly compensation is determined by averaging compensation over the five highest paid consecutive years in the employee's final ten years of employment. Retirement benefits under the plan are normally payable in the form of a straight life annuity, with ten years guaranteed; but other payment options may be elected under certain circumstances. Amounts payable are not offset by Social Security payments. The compensation covered by the NBB Plan includes the total of all amounts paid to a participant by NBB for personal services reported on the participant's federal income tax withholding statement (Form W-2), except that earnings were limited to $200,000, indexed for the cost of living, until 1994. In 1994, the earnings limit was decreased to $150,000, which is indexed for the cost of living after 1994. For 2000, covered compensation for Mr. Rakes is $170,000. The Retirement Plan continues a special transition rule in order to


protect the retirement benefit of any participant who is affected by the 1994 indexed compensation limit. This transition rule provides that the retirement benefit of any such participant will be the greater of (1) the participant's retirement benefit calculated under the formula at the applicable time after 1993 or (2) the sum of the participant's benefit calculated as of December 31, 1993, plus the participant's retirement benefit calculated under the benefit formula based on post-1993 service.

            The following table shows the estimated annual benefits payable from the NBB Plan upon retirement based on specific compensation and years of credited service classifications, assuming continuation of the present plan and retirement on January 1, 2001, at age sixty-five.

                             NBB PENSION PLAN TABLE
                                       Years of Service
                ---------------------------------------------------------------
  Remuneration       15         20        25            30            35
  -----------------------------------------------------------------------------
   $125,000        50,000     66,667      83,333       83,333        83,333
    150,000        60,000     80,000     100,000      100,000       100,000
    175,000        64,000     85,333     106,667      106,667       106,667
    200,000        64,000     85,333     106,667      106,667       106,667

     The benefit amounts listed in the table are computed as straight life annuity.

     On January 1, 2001, Chairman, President and Chief Executive Officer, James
G. Rakes, had nineteen years of credited service in the NBB Retirement Income Plan, and at normal retirement he will have twenty-eight years of credited service. On January 1, 2001, Corporate Officer, Brad Denardo, had eighteen years of credited service in the NBB Retirement Income Plan, and at normal retirement he will have thirty-four years of credited service.

     BTC maintains a tax-qualified non-contributory defined benefit retirement plan for qualified employees under the Bank of Tazewell County Employee Pension Plan (the "BTC Plan"). The BTC Plan was initially effective on October 20, 1965, but was amended in its entirety effective October 20, 1989. The BTC Plan covers all officers and employees who, as of April 20 or October 20 of any year, have reached the age of twenty-one and who have had one year of service. Employee benefits are fully vested after five years, with no partial vesting. Benefits generally commence on the later of a participant reaching age 65 or the date on which the participant completes five years of participation in the BTC Plan. The normal form of benefit is a monthly pension payable during the participant's lifetime with a minimum of 120 monthly payments, but other payment options may be elected under certain circumstances. In general, the standard monthly pension benefit is equal to the sum of (1) 1.5% of "plan compensation" multiplied by the years of credited service (but not in excess of 35 years) at normal retirement date, plus (2) .59% of "plan compensation" in excess of $800 multiplied by the years of credited service (but not in excess of 35 years). "Plan compensation" is equal to the highest monthly average obtained from the sum of any of a participant's five annual compensation amounts divided by the number of months such participant was compensated during such period. For purposes of such calculation, annual compensation may not exceed $200,000. In 1994, the earnings limit was decreased to $150,000, which is indexed for the cost of living after 1994.

     The following table shows the estimated annual benefits payable from the BTC Plan upon retirement for specific compensation and years of service classifications, assuming continuation of the BTC Plan in its present form and retirement on January 1, 2001.

                             BTC PENSION PLAN TABLE
                                      Years of Service
                ---------------------------------------------------------------
  Remuneration       15         20        25         30           35
  -----------------------------------------------------------------------------
   $ 25,000         6,988      9,317    11,647     13,976       16,305
     50,000        14,825     19,767    24,709     29,651       34,593
     75,000        22,663     30,217    37,772     45,326       52,880
    100,000        30,500     40,667    50,834     61,001       71,168





            Other Plans
            -----------

            National Bankshares, Inc. Employee Stock Ownership Plan. National Bankshares, Inc. sponsors a non-contributory Employee Stock Ownership Plan (the "ESOP"), in which for 2000 NBB was the sole participating employer. All full-time employees who are over the age of 21 and who have been employed for one year are eligible to participate. Contributions under the ESOP are discretionary with the Board of Directors, and participants are not permitted to make contributions to the plan. Contributions are allocated to a participant's account based upon a participant's covered compensation, which is regular salary plus up to $1,000 of bonus pay. The contributions are fully vested after five years. The contribution for 2000 has not yet been allocated among participants.

            National Bankshares, Inc. Retirement Accumulation Plan (formerly known as The National Bank of Blacksburg Retirement Accumulation Plan). National Bankshares, Inc. sponsors the NBI Retirement Accumulation Plan which qualifies under IRS Code Section 401(k) (the "401(k) plan"). As of January 1, 2000, BTC became a participating employer in the 401(k) plan in which NBB had previously been the sole participating employer. All full-time employees who have one year of service and who are over the age of 21 are eligible to participate. Participants may contribute up to 10% of their total annual compensation to the plan. Employee contributions are matched by the bank employer at 100% for the first 4% of salary contributed and at 50% of the next 2% of salary contributed. Employees are fully vested at all times in contribution and bank match sums.

            Deferred Compensation Plan. From 1985 to 1989 NBB maintained a voluntary deferred compensation plan for its directors, which permitted a director to defer receipt of a portion of his directors fees for a period of five years. NBB purchased life insurance on all of the participants in amounts that, in the aggregate, actuarially fund its future liabilities under the program. While the insurance policies were purchased under the directors' deferred compensation plan, there is no obligation to use any insurance funds from policy loans or death benefits to curtail the deferred compensation liability. Under the terms of the plan, at age 65, a participant or his beneficiary receives 120 monthly benefit payments. The plan also provides for 120 monthly payments to the participant's beneficiary in the event of the participant's death prior to age 65. Mr. Rakes is entitled to receive 120 months of payments of $1,610.50 at age 65.

            Employment Agreement and Change in Control Arrangement
            ------------------------------------------------------

            On May 7, 1992, Bankshares and Mr. Rakes entered into an employment agreement (the "Agreement") providing for the continued employment of Mr. Rakes as President and Chief Executive Officer of Bankshares and of NBB at an annual base salary of at least $120,000, plus incentive compensation and other employee and executive benefits. Pursuant to a lease arrangement between Bankshares and NBB, NBB leases Mr. Rakes' services from Bankshares and has agreed to pay his base salary and discretionary bonus, fund the Capital Accumulation Plan (described below) and furnish employee and executive benefits under the Agreement.

            The Agreement provides that if Mr. Rakes' employment is terminated by Bankshares for reasons other than death, disability or cause (all as defined in the Agreement), or by Mr. Rakes for good reason (as defined in the Agreement), Bankshares will pay Mr. Rakes, for a twenty-four month period following the date of termination, an amount equal to the highest monthly rate of base salary paid to Mr. Rakes at any time under the Agreement. If the parties agree, this amount may also be paid in a lump-sum payment. During the period that the above payments are being made, Mr. Rakes also will be entitled to participate in Bankshares' and NBB's employee benefit plans or to receive substantially similar benefits.

            The Agreement also establishes a Capital Accumulation Plan ("CAP") for the benefit of Mr. Rakes. The CAP is funded through annual contributions made by NBB under an agreement with Bankshares. The amount that NBB contributes to the CAP each year is based on (1) return on assets as a percentage of the target established in the three-year performance goals adopted by the Board of Directors of NBB and (2) net income before tax expense as a percentage of that target. A minimum of 85% must be achieved in each target area in order for a contribution to be made. Contributions are made in multiples of units, with 250 units to be funded each year. The unit value will vary between $50 and $200 depending on what percentages of the targets are actually achieved. Contributions for achievements for any given calendar year must be made prior to February 28th of the next year.





            Benefits under the CAP are payable beginning on the later of January 1, 2002, or January 1 of the year following any year in which Mr. Rakes leaves Bankshares' employment, or in the case of hardship as determined by the Board upon written request. Mr. Rakes has an irrevocable right to CAP contributions and earnings as follows: 20% of all contributions and earnings thereon are irrevocably his after six years of service in the CAP, and he is irrevocably entitled to receive an additional 20% each year thereafter until 100% is achieved after ten years of service. However, if Mr. Rakes' employment is terminated within thirty-six months following a change in control, for any reason other than for cause, Mr. Rakes' interest in the CAP will be irrevocable at that time. In the event of termination, except where termination occurs within the thirty-six months following a change in control, and including termination for disability, Mr. Rakes shall be deemed to be entitled to receive at least 20% of the CAP. There was no contribution to the CAP for 2000.


                  COMPENSATION COMMITTEE REPORT ON COMPENSATION
                  ---------------------------------------------
                      OF EXECUTIVE OFFICERS OF THE COMPANY
                      ------------------------------------

            The Compensation Committee of the Bankshares Board (the "Bankshares Committee") is ultimately responsible for administering the policies governing the annual compensation paid to executive officers, including the Chief Executive Officer, of Bankshares. The Bankshares Committee is made up of the six members of the Board of Directors who are not officers or employees of the Company or of its subsidiaries, NBB and BTC. Because substantially all compensation paid to Mr. Rakes, Mr. Denardo and the other executive officers of Bankshares is paid by NBB, the Bankshares Committee relies heavily on reports submitted by the Salary and Personnel Committee of the NBB Board. The NBB Salary and Personnel Committee is made up of four directors who are not officers or employees of NBB or Bankshares.

            Executive Officer Compensation
            ------------------------------

            Except in the case of Mr. Rakes and except for stock options granted pursuant to the National Bankshares, Inc. 1999 Stock Option Plan, which are described above, the sole component of the compensation of executive officers of Bankshares is salary paid by NBB and the amounts contributed on the officer's behalf to qualified retirement plans. NBB's program for executive officers (other than for the Chief Executive Officer) currently does not include any bonus or other incentive program directly linking executive compensation to the performance of NBB or Bankshares, again except for the 1999 Stock Option Plan and except that any contributions to the National Bankshares, Inc. Employee Stock Ownership Plan made on behalf of participating employees, including executive officers, have historically been based upon a percentage of NBB's net profits.

            The NBB Salary and Personnel Committee (the "NBB Committee") establishes annual salary ranges for each executive officer position (not including the position of Chief Executive Officer) after considering a salary survey published annually by the Virginia Bankers Association of commercial banks of similar asset size located in central and southwest Virginia, reviewing salary information about comparable local jobs and evaluating the economic conditions which may be unique to the locations in which NBB does business. In establishing salary ranges, the NBB Committee balances the need to offer salaries which are competitive with peers with the need to maintain careful control of salary and benefits expense. Individual salaries, within the salary ranges established by the NBB Committee, are determined by the Chief Executive Officer, based on his subjective assessment in each case of the nature of the position, as well as the contribution, performance, experience and tenure of the executive officer. The Chief Executive Officer reports to the NBB Committee on compensation of executive officers at least annually.

            Compensation of Chief Executive Officer
            ---------------------------------------

            As Chairman, President and Chief Executive Officer, Mr. Rakes is compensated pursuant to an employment agreement (the "Agreement"), which is described under "Employment Agreement and Change in Control Arrangement" above. An independent consultant retained by the Board of Directors of Bankshares provided significant guidance in the design of the compensation package contained in the Agreement and also reviewed the base level of compensation contemplated, prior to the Board's approval of the Agreement in 1992.





            The principal components of Mr. Rakes' compensation under the Agreement are salary, incentive bonus and Company contributions to a Capital Accumulation Plan for his benefit. In 1999, the Board of Directors of Bankshares added stock options granted under the National Bankshares, Inc. 1999 Stock Option Plan to Mr. Rakes' compensation package. This compensation package is intended to promote the continued success and growth of Bankshares by creating incentives based on the overall performance of the Company and to help assure Mr. Rakes' continued service at NBB and Bankshares by offering him an opportunity to earn competitive levels of total cash compensation.

            At its inception, Mr. Rakes' compensation through the Capital Accumulation Plan was substantially related to Bankshares' performance, because until May 31, 1996, NBB was the sole subsidiary of the company. Even after the merger with BTC on May 31, 1996, NBB remained Bankshares' largest subsidiary. The CAP contribution for Mr. Rakes' benefit is calculated using a formula that is based upon NBB achieving previously defined levels of return on assets and net income before taxes. On March 10, 1999, the Board of Directors of Bankshares adopted the National Bankshares, Inc. 1999 Stock Option Plan. The purposes of the plan was to promote the success of the Company by providing incentives to key employees that will promote the identification of their personal interest with the long-term financial success of Bankshares. The Bankshares Compensation Committee has awarded Mr. Rakes stock options under the 1999 Stock Option Plan in 1999 and in 2000 (See Executive Compensation above).

            In making its recommendation to the Bankshares Compensation Committee concerning the other important elements of Mr. Rakes' annual compensation, salary and incentive bonus, the NBB Committee considered several factors. The Committee made a subjective assessment of Mr. Rakes' contribution to NBB, and it conducted a review of salaries paid to other individuals holding similar positions. In researching comparable salaries, the Committee consulted the Virginia Bankers Association Annual Salary Survey and other available public documents. The Bankshares Compensation Committee considered Mr. Rakes' job performance as holding company Chairman, President and Chief Executive Officer and his contributions to the continued success of National Bankshares, Inc. These factors, as well as a comparison of the performance of Bankshares to local and national peers, are all reflected in the Compensation Committee's approval of the amounts of Mr. Rakes' 2000 salary and incentive bonus.

                                           Members of the Compensation Committee
                                                          L. A. Bowman, Chairman
                                                                C. L. Boatwright
                                                              J. A. Deskins, Sr.
                                                                    P. A. Duncan
                                                                     W. T. Peery
                                                                   J. R. Stewart


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
           -----------------------------------------------------------

            Directors Boatwright, Bowman, Deskins, Duncan, Peery and Stewart make up the Compensation Committee of Bankshares. None of these individuals is now, or has in the past been, an officer or employee of Bankshares or of Bankshares' subsidiaries, NBB and BTC. Dr. Boatwright, Mr. Bowman and Mr. Duncan serve on the Salary and Personnel Committee of NBB. Mr. Deskins and Mr. Peery are members of the Board of Directors of BTC, which serves as BTC's compensation committee after excluding inside directors. No executive officer of Bankshares, NBB or BTC served as a director of another entity which had an executive officer serving on the Bankshares Compensation Committee. No executive officer of Bankshares, NBB or BTC served as a member of the compensation committee of another entity which had an executive officer who served as a director of Bankshares, since Mr. Rakes does not participate in BTC Board of Directors compensation committee matters. None of the members of the Bankshares Compensation Committee, or any business organizations or persons with whom they may be associated, has had any transactions with Bankshares or its subsidiaries, except as explained in "Certain Transactions with Officers and Directors" below.






                             AUDIT COMMITTEE REPORT
                             ----------------------

            During 2000 the Audit Committee of the Board of Directors developed a formal charter for the Committee, which was approved by the full Board on May 10, 2000. The complete text of the charter, which reflects standards set forth in new Securities and Exchange Commission regulations and Nasdaq Stock Market Rules, is included in the appendix to this proxy statement.

            The Audit Committee monitors the integrity of the Bankshares finanical reporting process and its systems of internal controls concerning finance, accounting and legal compliance. Each of the Audit committee members satisfies the definition of an independent director as established in the Nasdaq Stock Market Rules.

            In discharging its oversight responsibility with regard to the audit process, the Audit Committee has reviewed and discussed the audited financial statements with management, discussed with the auditors Yount, Hyde & Barbour the matters to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), received communications from the auditors as to their independence required by Independence Standards Board Standard No. 1 and discussed with them their independence.

            Based upon its review and discussions with Yount, Hyde & Barbour the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included on Bankshares Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

            The following fees were paid to Yount, Hyde & Barbour, PC, Certified Public Accountants & Management Consultants, for services provided to Bankshares for the fiscal year ended December 31, 2000. Audit fees are billed for the audit of the Company's consolidated financial statements and for the required quarterly review of those statements. Financial Information Systems Design and Implementation fees are fees billed for financial information systems design work and implementation fees for services rendered as a part of that work for the most recent fiscal year. All other fees include payment for any other type of services provided.

                      Yount, Hyde & Barbour, P.C.

                      Audit Fees:               $  41,500
                      Financial Information
                       Systems Design and
                       Implementation Fees:     $       0
                      All Other Fees:           $   6,250



                                                      Members of Audit Committee
                                                         J. R. Stewart, Chairman
                                                                C. L. Boatwright
                                                                    L. A. Bowman
                                                              J. A. Deskins, Sr.
                                                                    P. A. Duncan
                                                                     W. T. Peery





                                PERFORMANCE GRAPH
                                -----------------

            The following graph compares the yearly percentage change in the cumulative total of shareholder return on Bankshares Common Stock with the cumulative return on Standard & Poor's 500 Stock Index (the "S&P 500") and a peer group index comprised of southeastern independent community banks and bank holding companies for the five-year period commencing on December 31, 1995, and ending on December 31, 2000. These comparisons assume the investment of $100 in Bankshares Common Stock and in each of the indices on December 31, 1995, and the reinvestment of dividends.

                     Graph of "Five Year Performance Index"


                               1995    1996     1997     1998     1999     2000
                               ----    ----     ----     ----     ----     ----
NATIONAL BANKSHARES, INC.      100     120      120      119      101       88
INDEPENDENT BANK INDEX         100     128      193      204      185      191
S&P 500 INDEX                  100     123      164      211      255      232


            The peer group Independent Bank Index is the compilation of the total return to stockholders over the past five years of the following group of twenty-three independent community banks and bank holding companies located in the southeastern states of Florida, Georgia, North Carolina, Tennessee, Virginia and West Virginia:

     United Securities Bancshares, Inc., TIB Financial Corp., Seacoast Banking Corp., Capital City Bank Group, Inc., Fidelity National Corp.,
     Southwest Georgia Financial Corp., PAB Bankshares, Inc., Four Oaks Fincorp, Inc., Bank of Granite Corp., FNB Financial Services Corp.,
     First Bancorp, CNB Corporation, Palmetto Bancshares, Inc., First
     Pulaski National Corporation, Community Financial Group, Inc.,
     National Bankshares, Inc., FNB Corporation, Virginia Commonwealth Financial Corp., American National Bankshares, Inc., Central Virginia Bankshares, Inc., Virginia Financial Corp., C & F Financial
     Corporation and First Century Bankshares, Inc.






                CERTAIN TRANSACTIONS WITH OFFICERS AND DIRECTORS
                ------------------------------------------------

            Both NBB and BTC extend credit in the ordinary course of business to Bankshares' directors and executive officers and corporations, business organizations and persons with whom Bankshares' directors and executive officers are associated at interest rates prevailing for comparable transactions with the general public at the time credit is extended. These extensions of credit are made with the same requirements as to collateral as those prevailing at the time for comparable transactions with other persons. In the opinion of management, none of such presently outstanding transactions with directors and executive officers involve a greater than normal risk of collectibility or present other unfavorable features.


                       CHANGE IN AND SELECTION OF AUDITORS
                       -----------------------------------

            On May 30, 2000, the Audit Committee and the board of Directors authorized Bankshares to enter into an agreement to engage the accounting firm of Yount, Hyde & Barbour, P.C. as the independent public accountant to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2000. Yount, Hyde & Barbour, P.C. replaced the firm of KPMG LLP, the independent public accountant that had been engaged to audit Bankshares' consolidated financial statements as of December 31, 1999 and 1998, and for each of the years in the two year period ended December 31, 1999.

            In connection with the audit of the two fiscal years ended December 31, 1999, and in the subsequent interim period in 2000 preceding the engagement of Yount, Hyde & Barbour, P.C., there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

            KPMG LLP did not resign or decline to be considered for selection. Upon selection of Yount, Hyde & Barbour, P.C., Bankshares dismissed KPMG LLP with respect to the audit of the Registrant's consolidated financial statements for periods beginning with the fiscal year ending December 31, 2000 and thereafter. KPMG LLP's report on the consolidated financial statements as of December 31, 1999 and 1998, and for each of the years in the two year period ended December 31, 1999, contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

            A copy of the disclosures required by Item 304 of Regulation S-K was given to KPMG LLP for review before it was filed on Form 8-K dated May 30, 2000, with the Securities and Exchange Commission (the Commission), and KPMG LLP addressed a letter to the Commission stating whether KPMG LLP agreed with the statements made by the Company. The letter addressed to the Commission was filed as an exhibit to Form 8-K/A dated May 30, 2000 and is incorporated herein by reference.

            Bankshares has not yet selected an accounting firm to perform an independent audit for fiscal year 2001. The Board of Directors generally makes that selection later in the calendar year.

            A representative of Yount, Hyde & Barbour, P.C. is expected to be present at the Annual Meeting of Stockholders. That representative will have the opportunity to make a statement at the meeting and will be available to respond to appropriate questions.


                            EXPENSES OF SOLICITATION
                            ------------------------

            The cost of solicitation of proxies will be borne by Bankshares. In addition to solicitations by mail, directors, officers and regular employees of Bankshares and of NBB and BTC may solicit proxies personally or by telephone or telegraph without additional compensation. It is contemplated that brokerage houses and nominees will be requested to forward proxy solicitation material to the beneficial owners of the stock held of record by such persons, and Bankshares may reimburse them for their charges and expenses in this connection.


                           2001 STOCKHOLDER PROPOSALS
                           --------------------------

            In order to be considered for inclusion in the proxy materials of Bankshares for the 2002 Annual Meeting of Stockholders, a stockholder proposal intended to be presented at the Meeting must be delivered to Bankshares' headquarters at 101 Hubbard Street, Blacksburg, Virginia, 24060, or received by mail at P.O. Box 90002, Blacksburg, Virginia 24062-9002, no later than November 15, 2001. Bankshares' Bylaws include provisions setting forth specific conditions under which business may be transacted at an annual meeting of stockholders.


                                 OTHER BUSINESS
                                 --------------

            All properly executed proxies received by Bankshares will be voted at the Annual Meeting following the instructions contained in the proxies.

            The Board of Directors does not know of any other matters to be presented for action at the Annual Meeting other than those listed in the Notice of Meeting and referred to in this Proxy Statement. The enclosed proxy does however, give authority to the persons named in the proxy to use their discretion to vote on any other matters that may properly come before the meeting, and it is the intention of the persons named in the proxy to use their judgement if they are called upon to vote on any matter of this type.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/Marilyn B. Buhyoff

                                    Marilyn B. Buhyoff
                                    Secretary


Blacksburg, Virginia
March 14, 2001


















A COPY OF BANKSHARES' ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO: MARILYN B. BUHYOFF, SECRETARY, NATIONAL BANKSHARES, INC., P.O. BOX 90002, BLACKSBURG, VIRGINIA 24062-9002.





                                       A-1
                                    APPENDIX

                            NATIONAL BANKSHARES, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS


I.      Audit Committee Purpose

        The Audit Committee of the Board of Directors of National Bankshares, Inc. is appointed by the Board to assist the Board of Directors in discharging its oversight responsibilities by monitoring the integrity of the financial reporting process of the Corporation and its systems of internal controls concerning finance, accounting and legal compliance. The Audit Committee is also responsible for monitoring the independence and performance of the Corporation's independent auditors and of the internal audit function at both holding company and subsidiary levels.


II.     Audit Committee Membership and Meetings

        The members of the Audit Committee shall meet the requirements of the Nasdaq Stock Exchange. The Audit Committee shall be comprised of three or more outside directors of the Corporation who are independent of the management of the Corporation and are free from any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. All Committee members must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one Committee member must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

        Audit Committee members shall be appointed by the Board of Directors upon recommendation of the Chairman of the Board. If the Chairman of the Audit Committee is not designated or is not present at a meeting, the members of the Committee may designate a Chairman by majority vote of the members.

        The Audit Committee shall meet periodically as deemed necessary or appropriate to carry out its responsibilities, but shall meet at least annually. After its meetings, the Committee shall submit a report of its deliberations and actions to the Board of Directors. At least annually the Committee should meet in executive session with the independent auditors to discuss, among other things, the Corporation's accounting practices, internal controls and financial reporting and any significant difficulties encountered by the independent auditors, any important discoveries they have made or any material concerns they may have. If quarterly limited reviews conducted by the independent auditors result in findings that would be reported in a year-end letter under Statement on Auditing Standards No. 61, the Audit Committee or its Chairman should communicate with the independent auditors and with management about those findings.

III.    Audit Committee Responsibilities and Duties

        In carrying out its duties, the Audit Committee shall undertake the following:

          1. Since the independent auditors and internal auditors are ultimately accountable to the Board of Directors, the Audit Committee and management should discuss the selection or



               termination of independent public accountants and of the Corporate Auditor. The Committee should review the terms of any engagement of independent public accountants, including the scope and general extent of the audit, review or other undertaking, the procedures to be utilized and the fees charged. If the engagement relates to a non-audit function, the Committee should evaluate whether it will affect the independence of the accountants. The Committee should report to the Board of Directors, for the Board's consideration and approval, the Committee's recommendation concerning the proposed selection or termination of independent public accountants.

          2. The Audit Committee should meet with the independent public accountants upon the completion of any audit of the consolidated financial statements of the Corporation to review and discuss:
               (a) any report or opinion made in connection with the audit, (b) the adequacy and effectiveness of the Corporation's internal controls, (c) significant accounting policies, (d) significant audit adjustments, (e) management judgments and accounting estimates, (f) disagreements with management, (g) consultation with other accountants by management, and (h) any significant relationships between the Corporation and the independent auditors that could impair the auditors' independence.

          3. The Audit Committee should review the internal audit function of the Corporation, including the scope and general extent of internal audits and credit reviews, the independence of the Corporate Auditor, the adequacy of the budget and staff and the extent to which recommendations made by the internal auditors or independent public accountants have been accepted and implemented by the Corporation.

          4. The Audit Committee should review the consolidated statements of the Corporation and the annual reports required to be submitted to federal regulatory authorities to assess the accuracy and adequacy of the information presented.

          5. As a part of its responsibilities, the Audit Committee should review with management, internal auditors and independent accountants the Corporation's compliance with applicable laws and regulations, as well as its internal policies concerning conflicts of interest and standards of conduct for Directors and employees.

          6. With prior notification to and approval of the Board of Directors, the Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has the power for this purpose to retain outside counsel, independent public accountants or other experts. As a part of any appropriate investigation, the Audit Committee shall have direct access to independent auditors and anyone in the organization.

          7. The Committee shall communicate to the Chairman of the Board of Directors about any significant concerns.

          8. As required by the Securities and Exchange Commission, the Committee shall prepare an annual report to shareholders to be included in the Corporation's annual proxy statement.

          9. The Audit Committee should perform any other activities that are consistent with this Charter, with the Corporation's By-laws and with governing law, as the Committee or the Board of Directors deems necessary or appropriate.





  NATIONAL BANKSHARES, INC.                 THIS PROXY IS SOLICITED ON BEHALF
    101 Hubbard Street                          OF THE BOARD OF DIRECTORS
   Blacksburg, VA 24060                   The   undersigned    hereby   appoints
      P.O. Box 90002              Lindsay Coleman,  of Blacksburg,  Virginia and
 Blacksburg, VA 24062-9002        Howard H. Hale of  Bluefield,  West  Virginia,
                                  or each of them,  as  Proxies,  each  with the
                                  power to appoint  his  substitute,  and hereby
                                  authorizes  them to  represent  and to vote as
                                  designated  below,  all the  shares  of Common
                                  Stock of  National  Bankshares,  Inc.  held of
           PROXY                  record by the  undersigned  on March 9,  2001,
                                  at the Annual  Meeting of  Stockholders  to be
                                  held   on   April   10,   2001,   or  at   any
===============================   adjournments thereof.



1.      Election of Directors

        __  FOR all nominees listed below             ___ WITHHOLD AUTHORITY
            (except as marked to the                      to vote for all
            contrary below)                               nominees listed below

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

                                Alonzo A. Crouse
                                 James G. Rakes
                               Jeffrey R. Stewart


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 1 set forth above.

        The undersigned acknowledges receipt of the Proxy Statement dated March 14, 2001.

        Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If partnership, please sign in partnership name by authorized person.

Date:                                       Signature

---------------------                       --------------------------------

                                            Signature if held jointly

                                            --------------------------------


                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
               PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.